Reg. No. 2-32685

Reg. No. 811-01660

As filed with the Securities and Exchange Commission on  February 28, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 50 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 50 ☒

PRUDENTIAL’S GIBRALTAR FUND, INC.

(Exact Name of Registrant as specified in Charter)

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 778-2255

Names and Address of Agent for Service:

Jonathan D. Shain

Secretary

Prudential’s Gibraltar Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Copies to:

Christopher Palmer

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

Approximate Date of Proposed Public Offering: continuous

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☐ on                 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☒ on May 1, 2005 pursuant to paragraph (a)(i) of Rule 485.

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: capital stock

Prospectus

May 1, 2005

Prudential’s Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential’s Financial Security Program and Prudential’s Annuity Plan Account-2.

The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Summary of Investment Objectives, Strategies and Risk

Objective:	Growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

Strategy:

The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer.

The Fund may invest in preferred stock, bonds and other fixed income investments. Usually, the Fund does not invest more than 15% of its assets in these instruments.

The Fund may invest in money market instruments, such as short-term debt securities.

The Fund’s portfolio manager uses a blend of growth and value investment styles.

Risks:

All investments involve risk. Common stock is subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stock is also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks may drop.

Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk – the risk that the borrower will not repay an obligation, and interest rate risk – the risk that interest rates may change and affect the value of the obligation.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

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Performance

The two tables below show the Fund’s annual returns and its long term performance. The first table shows you how the Fund’s performance varied from year to year. The second table compares the Fund’s performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and a group of similar mutual funds. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.

Best Quarter	Worst Quarter

*These annual returns do not include contract charges.  If contract charges were included, the annual returns would have been lower than those shown.  See you contract for additional information about contract changes.

Average Annual Returns* (as of 12/31/04)

	1 YEAR		5 YEARS		10 YEARS
Fund shares		%		%		%
S&P 500 Index**		%		%		%
Lipper Average***		%		%		%

*         The Fund’s returns are after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown.

**      The Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index) – an unmanaged index of 500 stocks of large U.S. companies – gives a broad look at how stock prices performed. These returns would have been lower if they included the effect of investment management expenses and taxes.

***    The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Inc. and reflects the investment return of certain portfolios underlying variable life and annuity contracts. The returns are net of investment fees and Fund expenses but not contract charges. These returns would have been lower if they included the effect of contract charges and taxes.

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Fees and Expenses

The table below lists the Fund’s expenses as a percentage of the Fund’s average net assets:

2004 Fund Expenses*

(as a percentage of the Fund’s average net assets)

Investment Management Fee	0.55%
Other Expenses	%
TOTAL FUND EXPENSES	%

*         This table shows only Fund expenses. This table does not show charges that are imposed by the variable contracts. See your contract for additional information about contract charges.

Example

The following example, which reflects the Fund expenses listed above, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of contract charges. For more information about contract charges see your contract.

The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated. The example assumes a 5% return each year and that the Fund’s operating expenses remain the same as shown in the chart above. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$	$	$	$

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Investment Objective and Strategies

The Fund’s objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

In an effort to meet that objective, the Fund invests primarily in common stock and other securities convertible into common stock.

The Fund’s portfolio manager uses a blend of growth and value investment styles. He invests in value stocks—stocks he believes are undervalued given factors such as the company’s earnings, assets, cash flow and dividends. He also invests in growth stocks—stocks he believes have strong growth characteristics, such as strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow and financial strength.

The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company.

The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio manager determines that it is appropriate, based on economic conditions or general levels of common stock prices.

The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund’s assets when markets are unstable.

The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolio securities.

However, during any period when changing economic or market conditions are anticipated, the Fund’s portfolio manager may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund’s brokerage costs, which would increase the Fund’s overall expenses, and (for investors who do not invest in the Fund through a tax-deferred vehicle) would result in increased taxable distributions.

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Fund Management

Prudential Investments LLC (PI), serves as investment manager to the Fund. PI is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of $            billion.

Under a management agreement with the Fund, PI manages the Fund’s investment operations and administers its business affairs. Under the management agreement, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of the Fund. PI, not the Fund, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, the Fund may add or change a sub-advisor, or change the agreement with a subadviser, if PI and the Fund’s Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without planholder approval, but will notify planholders investing in the Fund of any such changes.

The Fund’s current subadviser is Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial. Jennison serves as a subadviser for most of the equity mutual funds within the Prudential mutual fund complex.

Jeffrey Siegel is the portfolio manager for the Fund and has served as such since September 2000. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and an analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank.   The Statement of Additional Information (SAI) provides additional information about Mr. Siegel’s compensation, other accounts managed by Mr. Siegel, and Mr. Siegel’s ownership of shares of the Fund.

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Purchase, Redemption and Pricing of Fund Shares

Purchase

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential’s Financial Security Program and Prudential’s Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund.

Redemption

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the Securities and Exchange Commission (SEC).

Pricing – Net Asset Value

Any purchase or sale of Fund shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by the Fund are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors.  The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined.  This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Fund determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security.  The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s published or quoted price.  If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.  For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders.  There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

The NAV for the Fund is determined by a simple calculation. It’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

To determine the Fund’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and

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asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

The Fund may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund’s assets may change on days when shareholders cannot purchase or redeem Fund shares.

All Short-term Debt Securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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Other Information

Dividends and Distributions

The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For Planholders, under most contracts, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.

Federal Income Taxes

The federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. You should consult with your plan sponsor or a qualified tax adviser for tax information applicable to you.

The Fund intends to comply with certain requirements of the Internal Revenue Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, Prudential Insurance Company of America—but not the variable contract owners—should be subject to tax on distributions by the Fund to the separate accounts.

Disclosure of Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of its portfolio securities is described in the Statement of Additional Information.  The Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter within 60 days after the end of their fiscal quarter on the website of the Securities and Exchange Commission at www.sec.gov.

Frequent Trading

The Gibraltar Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors.  When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts.  This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest.  In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.  Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of PI fund shares held by other investors.

The Boards of Directors of the PI funds have adopted policies and procedures designed to discourage or prevent frequent trading by investors.  The ability of the Gibraltar Fund to monitor for frequent trading is limited, however, because Prudential maintains the individual Planholder accounts under the Financial Security Plan (“FSP”) and the Annuity Plan Account-2 (“APA-2”).  Prudential submits to the Gibraltar Fund aggregate orders combining the transactions of many Planholders, and therefore the Gibraltar Fund cannot monitor investments by individual Planholders.  Although Prudential has implemented monitoring procedures for frequent trading for some of its variable contracts, those procedures do not affect the Gibraltar Fund because the Gibraltar Fund serves as the sole investment option under FSP and APA-2.  Therefore, investors in FSP and APA-2 are not provided within the Prudential program the ability to transfer among investment options.  Even though the Gibraltar Fund is not available in products that would facilitate frequent trading, the Fund and its transfer agent reserve the right to cancel all or a portion of a purchase order from Prudential.  If a purchase order is rejected, the purchase amount will be returned to Prudential.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Gibraltar Fund and Prudential to prevent such trading, there is no guarantee that the Gibraltar Fund or Prudential will be able to identify these investors or curtail their trading practices.  The Gibraltar Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

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Financial Highlights

The financial highlights will help you evaluate the financial performance of the Fund. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated.

The financial highlights for the fiscal period ending December 31, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.  The financial highlights for other periods were audited by other independent auditors.

	2004	2003	2002	2001	2000
Fiscal Years Ended December 31, Per Share Operating Performance:
Net asset value, beginning of year		$5.69	$7.79	$9.99	$15.67
Income From Investment Operations:
Net investment income		.02	.06	.08	.09
Net realized and unrealized gains (losses) on investments		1.69	(2.10)	(1.69)	.25
Total from investment operations		1.71	(2.04)	(1.61)	.34
Less Dividends and Distributions:
Dividends from net investment income		(.02)	(.06)	(.08)	(.09)
Distributions from net realized gains		—	—	(.05)	(5.93)
Tax return of capital distributions		—	—	(.46)	—
Total distributions		(.02)	(.06)	(.59)	(6.02)
Net asset value, end of year		$7.38	$5.69	$7.79	$9.99
Total Investment Return (a)		29.99%	(26.23)%	(16.45)%	1.59%
Ratios/Supplemental Data
Net assets, end of year (in millions)		$232.5	$200.2	$298.0	$423.5
Ratios to average net assets:
Expenses		.63%	.23%	.13%	.13%
Net investment income		.26%	.87%	.87%	.57%
Portfolio turnover rate		80%	89%	69%	82%

(a)      Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

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For More Information

Additional information about the Fund can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Fund’s performance during the previous year)

Semi-Annual Report

To obtain these documents, to ask any questions about the Fund, or to obtain a copy of the Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries without charge:

•         Call toll-free 1-800-778-2255

•         Write to Prudential’s Gibraltar Fund, Inc.,

Gateway Center Three

100 Mulberry Street,

Newark, New Jersey 07102

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:	In Person:
Securities and Exchange Commission	Public Reference Room
Public Reference Section	in Washington, DC
Washington, DC 20549-6009	(For hours of operation, call 1 (800) SEC-0330.)
(The SEC charges a fee to copy documents.)

Via the Internet:

http://www.sec.gov

SEC File No. 811-01660

GIB1

11

Statement of Additional Information (SAI)

May 1, 2005

Prudential’s Gibraltar Fund, Inc.

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential’s Financial Security Program and Prudential’s Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

This is not a prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated May 1, 2005. The Fund’s audited financial statements for the fiscal year ended December 31, 2004 are incorporated in this statement of additional information by reference to the Fund’s 2004 annual report (file no. 811-01660). You may obtain a copy of the Fund’s annual report at no charge by request to the Fund, at the address or telephone number noted below.

To obtain a copy of the Fund prospectus:

•                      Call toll-free 1-800-778-2255; or

•                      Write to Prudential’s Gibraltar Fund, Inc.

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102

GIB1B

CONTENTS

Fund History

Fund Investments and Risks

Investment Restrictions

Portfolio Management

Management of the Fund

Investment Advisory and Other Services

Brokerage Allocation and Other Practices

Code of Ethics

Capital Stock

Taxation of the Fund

Proxy Voting Policies and Recordkeeping Procedures

Disclosure of Portfolio Holdings

Financial Statements

FUND HISTORY

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

FUND INVESTMENT AND RISKS

We provide more detail about four investment strategies listed in the prospectus.

Securities Lending

The Fund may lend portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided such loans do not exceed in the aggregate 33 1/3 % of the Fund’s total assets. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential Financial.

Illiquid Securities

The Fund may hold up to 10% of its net assets in illiquid securities. Securities are “illiquid” if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid.

The Fund may purchase securities which are not registered under the Securities Act of 1933 (the “Securities Act”) but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 10% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 10% test continues to be satisfied.

Warrants

The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant.

Temporary Defensive Position

The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund’s ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

INVESTMENT RESTRICTIONS

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund’s outstanding voting securities.

(1)                  The Fund does not underwrite the securities of other insurers, except where it may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds.

(2)                  The Fund does not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options.

(3)                  The Fund does not purchase securities on margin; provided that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and that the deposit or payment of money of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin.

(4)                  The Fund does not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction.

(5)                  The Fund does not issue senior securities, except as permitted under the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security.

(6)                  The Fund does not buy or sell real estate, although the Fund may buy or sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate, and the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7)                  The Fund will not make loans, except loans of the Fund’s assets, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. The following shall not be considered the making of a loan: the acquisition of bonds, debentures or other debt instruments, or participations or other interests therein; or investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to the foregoing.

(8)                  The Fund will not concentrate its investments in any one industry (no more than 25% of the value of the Fund’s assets will be invested in any one industry).

The Fund also follows the following non-fundamental investment restrictions, which may be changed with approval of the Fund’s Board of Directors:

(1)                  The Fund will not invest in futures contracts or related options.

(2)                  The Fund does not sell short, or buy, sell or write put or call options or combinations of such options.

(3)                  The Fund does not invest for the purpose of exercising control or management.

PORTFOLIO MANAGEMENT

Set forth below is additional information concerning David Kiefer, who serves as the Portfolio Manager for the Fund:

As of January 31, 2005, Mr. Kiefer managed             accounts representing $            in assets under management for registered investment companies, of which             accounts and $            in assets under management represent fees based on performance.  As of January 31, 2005, Mr. Kiefer managed             accounts representing $            in assets under management for other pooled investment vehicles, of which         accounts and $        in assets under management represent fees based on performance.  As of January 31, 2005, Mr. Kiefer managed         accounts representing $           in assets under management for other accounts, of which            accounts and $           in assets under management represent fees based on performance.

The structure of, and method(s) used by Jennison to determine Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•                   one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•                   the investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•                   Historical and long-term business potential of the product strategies;

•                   Qualitative factors such as teamwork and responsiveness;

•                   Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

As of January 31, 2005, Mr. Kiefer owned no securities in the Fund.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

Independent Directors

Name, Address** and Birthdate	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Saul K. Fenster, Ph.D. 3/22/33	Director	Since 1985

President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				81	Member (since 2000), Board of Directors of IDT Corporation.

Delayne Dedrick Gold 7/15/38	Director	Since 2003	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	85

Julian A. Lerner 11/12/24	Director Emeritus	Since 2003	Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.	78

W. Scott McDonald, Jr. 4/19/37	Vice Chairman and Director	Since 1985	Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating	81	—

Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Name, Address** and Birthdate	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****

Thomas T. Mooney 11/11/41	Chairman and Director	Since 2003	Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.	81	Director (since 1988) of The High Yield Plus Fund, Inc.

Thomas M. O’Brien 12/5/50	Director	Since 2003	President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.	78	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

John A. Pileski 9/2/39	Director	Since 2003	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	78	Director (since April 2001) of New York Community Bank.

F. Don Schwartz 8/14/35	Director	Since 2003	Management Consultant (since April 1985).	78	—

Interested Directors

Name, Address** and Birthdate	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
*David R. Odenath, Jr. 3/8/57	President and Director	Since 1999

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

				79	—

*Robert F. Gunia 12/15/46	Vice President Since 1999 and Director Since 2003	Since 2001

Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

			179	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name,Address** and Birthdate	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Grace C. Torres 6/28/59	Treasurer and Principal Financial and Accounting Officer	Since 1997

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain 8/9/58	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Edward P. Macdonald 7/4/67	Assistant Secretary	Since 2003

Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

William V. Healey 7/28/53	Chief Legal Officer	Since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and

Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Name, Address** and Birthdate	Position With Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years

Lee D. Augsburger 6/7/59	Chief Compliance Officer	Since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan 10/12/64	Anti-Money Laundering Compliance Officer	Since 2002

Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian	Acting Anti-Money Laundering Compliance Officer	Since 2004

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

*                          “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

**                   Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***            There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

****          This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

The Fund has Directors who oversee the actions of the Fund’s Manager, each subadviser and Distributor, and decide upon matters of general policy. The Directors also review the actions of the Fund’s Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund’s Manager and distributed by PIMS.

The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

Standing Board Committees

The Board has established three standing committees in connection with governance of the Fund—Audit, Nominating and Valuation, as described below:

Audit Committee

The Audit Committee of the Board of Directors consists of Mr. Pileski (Chair), Mr. O’Brien and Ms. Gold. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent auditors, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund.  The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of auditors relates directly to the operation and financial reporting of the Fund.  The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent auditors’ responsibility to plan and carry out a proper audit. The independent accountants are responsible to the Board and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

Governance Committee

The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices.  The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz, and Mr. Mooney (ex officio).  The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.  The Governance Committee met two times during the fiscal year ended December 31, 2004.  The Governance Committee Charter is available at www.prudential.com.

Selection of Director Nominees:  The Governance Committee is responsible for considering director nominees at such times as it considers electing new directors to the Board.  The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations.  The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee.  In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Mooney) or the Chair of the Governance Committee (Mr. Fenster), in either case c/o Prudential’s Gibraltar Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176.  At a minimum, the recommendation should include:

•                  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•                  a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•                  any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated;

•                  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

•                  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a director, Committee members and other directors customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors:  Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o Prudential’s Gibraltar Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176.  Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 13964, Philadelphia, PA 19176.  Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Valuation Committee

The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee).  The Valuation Committee supervises the valuation of the Fund’s portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2004.

Director’s Compensation

The Fund pays each of its Directors who is not an affiliated person of the Manager or the Subadvisers annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the creation of additional funds upon whose Boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors’ fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Director’s fees which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following tables sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2004 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund’s Board and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2004.

The Fund has no retirement or pension plan for its Directors.

Compensation Table

Name and Position (1)	Aggregate Compensation From Fund	Aggregate Compensation from Fund and Fund Complex
Saul K. Fenster, Ph.D.—Director
Delayne Dedrick Gold—Director
Julian A. Lerner—Director Emeritus
W. Scott McDonald, Jr.—Director **
Thomas T. Mooney—Director**
Thomas M. O’Brien—Director
John A. Pileski—Director
F. Don Schwartz—Director

(1)                   Interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.

*                          Indicates number of funds/portfolios in Fund Complex (including the Portfolios) to which aggregate compensation relates.

**                   Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of the Directors, in total or in part, under the Fund’s deferred fee agreement. Including accrued interest and the selected Prudential Fund’s rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $          and $             for Messrs. McDonald and Mooney, respectively.

The following tables set forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Saul K. Fenster	—	$50,001- 100,000
Delayne Dedrick Gold	—	over $100,000
Julian A. Lerner	—	None
W. Scott McDonald, Jr.	—	over $100,000
Thomas T. Mooney	—	over $100,000
Thomas M. O’Brien	—	None
John A. Pileski	—	None
F. Don Schwartz		$50,001- 100,000

Interested Directors

Robert F. Gunia	—	over $100,000
David R. Odenath, Jr.	—	over $100,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2004, all Fund shares are held by three separate accounts of Prudential Insurance. The address of each separate account is 751 Broad Street, Newark, New Jersey 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Subadviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See “Fund Management” in the Prospectus of the Fund. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $         billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund’s Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired a subadviser to provide investment advisory services to the Fund. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by State Street Bank & Trust Company, the Fund’s custodian (the Custodian). The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(a)                  the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund’s subadviser.

(b)                 all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund, as described below; and

(c)                  the costs, expenses and fees payable to the Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund’s Subadviser (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the cost of fidelity and directors and officers and errors and omissions insurance; (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (g) any distribution or service fees; (h) the fees and expenses of the Fund’s custodian; and (i) the charges and expenses of legal counsel and independent accountants to the Fund.

The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.55% annually of the average daily net assets of the Fund. The Fund paid PI $            , $1,169,765 and $492,046 during 2004, 2003 and 2002, respectively, for investment management services.

The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement, PI compensated Jennison at the rate of 0.25% of the Fund’s average daily net assets. PI paid Jennison $        ,. $531,712, and $235,184 during 2004, 2003 and 2002, respectively, pursuant to the Subadvisory Agreement.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, or Jennison upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Matters Considered by the Board

The Management and Subadvisory Agreements were approved by the Directors, including all of the Independent Directors, on May 27, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered the nature and quality of the services provided to the Fund and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Jennison that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, over the past one, three, five and ten years. The Board also considered information provided by Jennison about Fund brokerage transactions.  The information included a review of brokers or dealers that provided research and other services to Jennison and the Fund.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and estimates of the Manager’s profit or loss.  The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for variable insurance products funds comparable in size, character and investment strategy to the Fund.  The Board also considered specific data as to the Manager’s profit or loss on the Fund and carefully examined the Manager’s cost allocation methodology.  The Board concluded that the Management and Subadvisory Agreements, including the fees, were reasonable.  These matters were considered by the Independent Directors meeting separately.

SEC Order

Pursuant to an order issued by the SEC, the Fund may add or change a subadviser, or change the agreement with a subadviser if PI and the Fund’s Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without Planholder approval, but will notify planholders investing in the Fund of any such changes.

The current order imposes the following conditions:

1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board, will (i) set the Fund’s overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Fund’s assets among its subadvisers in those cases where the Fund has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies, and restrictions.

2. Before the Fund may rely on the order, the operation of the Fund in the manner described in the Application for the order will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Fund’s subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Fund a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No interested Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Director, and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

8. When a subadviser change is proposed involving an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

The Fund has applied for an amendment to the current order or a new order from the SEC permitting us to disclose only the aggregate fees (both as a dollar amount and as a percentage of the Fund’s net assets) paid to each unaffiliated subadviser (“Aggregate Fee Disclosure”) by PI, not the Fund. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

Other Service Providers

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund does not pay any fee to PIMS.

State Street Bank and Trust Company (State Street), 801 Pennsylvania, Kansas City, Missouri 64105-1716, is the custodian of the assets held by the Fund. As custodian, State Street is responsible for safeguarding the assets of the Fund. State Street is also the Fund’s transfer agent and dividend-paying agent.

For the year ending December 31, 2004, the Fund has retained KPMG LLP (KPMG) as independent auditor.  KPMG’s principal business address is 757 3rd Avenue, New York, New York 10017.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund, its Manager, and its Subadviser are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker.  The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the Fund, the Manager, and the Subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of the Fund and is not influenced by considerations about the sale of Fund shares.

Jennison Associates LLC is the Subadviser to the Fund.  The Subadviser is responsible for overseeing decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities LLC (Wachovia Securities), a broker-dealer affiliated with Prudential Financial, Inc., and broker-dealers affiliated with a subadviser.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated

commission, although the price of the security usually includes a profit to the dealer. In addition, a subadviser may effect certain “riskless principals” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities in any transaction in which Wachovia Securities acts as principal. Thus, it will not deal with Wachovia Securities if execution involves Wachovia Securities’ acting as principal with respect to any part of the Fund’s order.  In addition, the portion of a portfolio managed by a subadviser will not deal in any transaction where an affiliate of the subadviser acts as principal.

Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with rules of the SEC. In addition, portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliate of the Subadviser for the relevant portion of the Fund, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with SEC rules.  This limitation, in the opinion of the Fund, will not significantly affect the Fund’s current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation.

In placing orders for portfolio securities of the Fund, the Subadviser’s overriding objective is to obtain the best possible combination of price and execution. The Subadviser seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Subadviser may consider in selecting a particular broker, dealer or futures commission merchant firms are: knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the knowledge of the financial stability of the firms; the knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater the Fund’s portfolio turnover (i.e., purchases or sales of securities), the greater the Fund’s “other expenses” are likely to be.

When the Subadviser selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Subadviser’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

Wachovia Securities (or a broker-dealer affiliated with the Subadviser) may act as a securities broker or futures commission merchant for the Fund. In order for Wachovia Securities or such other broker-dealer to effect any transactions for the Fund, the commissions received by Wachovia Securities or such other broker-dealer must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Wachovia Securities or such other broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm’s-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not “interested” persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities or such other broker-dealer are consistent with the foregoing standard.

Brokerage Commissions Paid During Last Three Years

	2004	2003	2002

Total Commissions		$456,682	$634,933

Commissions paid to Wachovia		$1,255	$0

For 2004, the Fund paid         % of its aggregate brokerage commissions to Wachovia, and       % of its aggregate dollar amount of transactions involving payment of commissions were effected through Wachovia.

CODE OF ETHICS

The Board of Directors of the Fund has approved Codes of Ethics for the Fund, Jennison, PI and PIMS. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

CAPITAL STOCK

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus.

Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of Prudential (Prudential’s Annuity Plan Account-2, Prudential’s Investment Plan Account and Prudential’s Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

TAXATION OF THE FUND

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax.

To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

The Board of Directors of the Fund has delegated to the Fund’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund.  The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below.  The proxy voting process shall remain subject to the supervision of the Board of Directors of the Fund, including any Committee thereof established for that purpose.

The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund.  Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management.  The Manager and the Board of Directors maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund’s Subadviser the responsibility for voting proxies.  The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates.  The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved.  In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet on the Commission’s website at www.sec.gov.    A copy of the voting policy of the Subadviser to the Fund is set forth below:

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities.  Jennison’s policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies.  Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts.  Secondary consideration is given to the public and social value of each issue.  Jennison evaluates each proxy on its individual merits on a case-by-case basis.  However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors.  With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis.  Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison’s voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes.  Members of Jennison’s Proxy Committee review the decisions to be made with respect to the voting of such proxies.  In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc.  This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential’s ownership of Jennison.

DISCLOSURE OF PORTFOLIO HOLDINGS

The portfolio holdings of the Fund are made public, as required by law, in its annual and semi-annual report.  These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period.  In addition, as required by law, the Fund’s portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of the Fund’s first and third fiscal quarters.

When authorized by the Chief Compliance Officer of the Fund and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the Fund, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below.  The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.     A request for release of the holdings of the Fund shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness).  Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the Fund.

2.     The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3.     A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the holdings information.

4.     An officer of the Fund shall approve the release agreement.  Copies of the release and agreement shall be sent to PI’s law department.

5.     Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6.     PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, the Fund will provide:

1.     Traditional External Recipients / Vendors

•      Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•      Full holdings on a daily basis to the Fund’s subadviser, custodian, sub-custodians (if any) and Accounting Agents at the end of each day.

•      Full holdings to the Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis.

•      Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi and annual period-ends.

2.     Analytical Service Providers

•      All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.

•      Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•      Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information.  Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.  All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors of the Fund has approved PI’s Policy for the Dissemination of Portfolio Holdings.  The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.  The Board has delegated oversight of the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2004, incorporated in this SAI by reference to the Fund’s 2004 annual report to shareholders (File No. 811-01660), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund’s annual report at no charge by request to the Fund by calling (800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Item 23. Exhibits

(a)                  (1) Articles of Amendment and Restatement.  Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 23, 2004.

(2) Amended and Restated By-laws as of August 30, 2004.*

(d)                 (1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(2) Subadvisory Agreement between the Registrant and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(e)                  Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 28, 1999.

(g)                 (1)(i) Custody Agreement between the Registrant and Investors Fiduciary Trust Company. Incorporated by reference to Exhibit (viii) to Post-Effective Amendment No. 40 to Form S-6, Prudential’s Investment Plan Account, (File No. 2-52715) filed April 30, 1998.

(ii) Supplement to Custody Agreement between the Registrant and Investors Fiduciary Trust Company. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for the Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iii) Supplement to Custody Agreement between the Registrant and Investors Fiduciary Trust Company. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for the Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iv) First Amendment to Custody Agreement between Registrant, The Prudential Series Fund Inc. and State Street bank and Trust Company. Incorporated by reference to Post-Effective Amendment No 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (file No. 2-80896), filed April 30, 2000.

(v) Supplement to Custody Agreement between the Registrant, The Prudential Series Fund, Inc., and State Street Bank and Trust Company. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(g)                 (2)(i) Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(ii) First Amendment to Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iii) Second Amendment to Investment Accounting Agreement. Incorporated by reference to Post-

Effective Amendment No. 37 to the Registration Statement on Form N1-A for The Prudential Series Fund, Inc. (File No. 2-80896), filed April 30, 2000.

(iv) Supplement to Investment Accounting Agreement. Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 26, 2000.

(i) Opinion of Shea & Gardner. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30, 2001.

(j) Consent of Registered Independent Public Accountants.  To be filed by subsequent amendment.

(p)                 (1) Registrant’s Amended Code of Ethics dated February 25, 2004. .  Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 23, 2004.

(2) Personal Securities Trading Policy of Prudential Investment Management, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC dated February 25, 2004. .  Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 23, 2004.

(3) Code of Ethics of Jennison Associates. Incorporated by reference to Exhibit 17(c) to Post-Effective Amendment No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30, 2001.

(q)                 Powers of Attorney. .  Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 23, 2004.

*                         Filed herewith.

Item 24. Persons Controlled By Or Under Common Control With The Fund

All of the shares of Prudential’s Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America (Prudential Insurance): Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2. Prudential Insurance also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. Most of the other shares of The Prudential Series Fund, Inc. are held by separate accounts of Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey, which are both indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential Insurance, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential Insurance registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential Financial are listed under Item 24 in Post-Effective Amendment No. 50 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, to be filed on or about April 28, 2005, the text of which is hereby incorporated by reference.

Item 25. Indemnification

The Registrant’s Articles of Incorporation provide that “each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.”

The Registrant, in connection with other PI-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

(a) Prudential Investments LLC (PI)

See “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.

NAME AND ADDRESS

POSITION WITH PI

PRINCIPAL OCCUPATIONS

Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

(b) Jennison Associates LLC (Jennison)

See “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of Jennison directors and executive officers are included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is incorporated herein by reference.

Item 27. Principal Underwriters

(a) Incorporated by Reference to Item 27(a) of Post-Effective Amendment No. 50 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, to be filed on or about April 28, 2005.

(b) Incorporated by Reference to Item 27(b) of Post-Effective Amendment No. 50 to Form N-1A, The Prudential Series Fund, Inc., Reg. No. 2-80896, to be filed on or about April 28, 2005.

Item 28. Location Of Accounts And Records

All accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant’s investment adviser, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th floor, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; or the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105-1716.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey on the 28th day of February 2005.

PRUDENTIAL’S GIBRALTAR FUND, INC.

By:	* DAVID R. ODENATH
David R. Odenath
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 49 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title	Date
	*DAVID R. ODENATH	Director and President
David R. Odenath

	*GRACE TORRES	Treasurer and Principal Financial and Accounting Officer
Grace Torres

	*SAUL K. FENSTER	Director
Saul K. Fenster

	*W. SCOTT MCDONALD, JR.	Vice Chairman and Director
W. Scott McDonald, Jr.

	*DELAYNE DEDRICK GOLD	Director
Delayne Dedrick Gold

	*ROBERT F. GUNIA	Director and Vice President
Robert F. Gunia

	*THOMAS T. MOONEY	Chairman and Director
Thomas T. Mooney

	*THOMAS M. O’BRIEN	Director
Thomas M. O’Brien

	*JOHN A. PILESKI	Director
John A. Pileski

	*F. DON SCHWARTZ	Director
F. Don Schwartz

*By:	/S/ JONATHAN D. SHAIN		February 28, 2005
Jonathan D. Shain
Attorney-in-Fact

EXHIBIT INDEX

(a)(2)	Amended and Restated By-Laws as of August 30, 2004.*

*          Filed herewith.